UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.

                                FORM 8-K

                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                             April 1, 2002
                             -------------
                            (Date of Report)


                             ENTROPIN, INC.
                             --------------
         (Exact name of registrant as specified in its charter)


          Colorado              33-23693              84-1090424
----------------------------  ------------        -------------------
(State or other jurisdiction   (Commission          (IRS Employer
       of incorporation)      File Number)        Identification No.)


               45926 Oasis Street, Indio, California 92201
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      (Address of principal executive offices, including zip code)


                             (760) 775-8333
                             --------------
          (Registrant's telephone number, including area code)

                                   N/A
                                  ----
      (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.
---------------------

     Entropin, Inc. ("Entropin") issued the following Press Release on March 27, 2002:

         ENTROPIN UPDATES ESTEROM(R) PHASE II/III CLINICAL TRIAL
                           ENROLLMENT PROGRESS

INDIO, Calif. (March 27, 2002) - Entropin, Inc. (Nasdaq: ETOP, ETOPW), a specialty pharmaceutical company developing new topical therapeutics for painful soft tissue injuries and diseases, today updated enrollment progress for its Phase II/III Clinical Trial of Esterom(R).

Entropin's President and Chief Executive Officer, Thomas G. Tachovsky, Ph.D., commented, "Our Phase II/III study with Esterom(R) in treating impaired range of motion associated with acute painful shoulder is well underway. A total of 57 patients are currently enrolled in our 150 patient Phase II/III Study. Additional patients are being screened and we continue to receive inquiries daily from individuals interested in participating."

"We are pleased with the current pace of patient enrollment and continue to be enthusiastic about the potential positive outcome of this study. We expect to complete patient enrollment and report the results of this study in the third quarter of 2002. While we continue to anticipate the need for at least one additional clinical study, we remain on track to file a New Drug Application (NDA) for Esterom(R) in 2004," added Dr. Tachovsky.

This study is examining patients between the ages of 18 and 65 years who have a soft tissue affliction resulting in impaired function of the shoulder. The prior Phase II study, demonstrated that Esterom(R) provided statistically significant improvement for soft tissue afflictions for both the shoulders and the lower back.

It is management's opinion that Esterom(R) has the potential to replace other current therapeutics for treating impaired physical function resulting from soft tissue injuries and diseases - such as tendonitis, impingement syndrome, bursitis and lower back sprain, and possibly, forms of arthritis. Esterom(R) is Entropin's investigational drug for patients suffering from these painful and limiting range of motion medical conditions.

About Entropin
--------------
Entropin, Inc. is a pharmaceutical research and development company, initially focused on the development of Esterom(R), a novel topical therapeutic for the treatment of painful soft tissue injuries, such as tendonitis or back sprain, that result in impaired function.

THIS NEWS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS THAT REFLECT ENTROPIN'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND FINANCIAL PERFORMANCE. THE WORDS "BELIEVE," "EXPECT," "ANTICIPATE," AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A VARIETY OF RISKS, UNCERTAINTIES, AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE ABILITY TO SUCCESSFULLY COMPLETE DEVELOPMENT AND COMMERCIALIZATION OF PRODUCTS, INCLUDING THE COST, SCOPE AND RESULTS OF PRE-CLINICAL AND

CLINICAL TESTING; (2) THE ABILITY TO SUCCESSFULLY COMPLETE PRODUCT RESEARCH AND FURTHER DEVELOPMENT, INCLUDING PRE-CLINICAL AND CLINICAL STUDIES; (3) THE TIME, COST AND UNCERTAINTY OF OBTAINING REGULATORY APPROVALS; (4) THE ABILITY TO OBTAIN SUBSTANTIAL ADDITIONAL FUNDING; (5) THE ABILITY TO DEVELOP AND COMMERCIALIZE PRODUCTS BEFORE COMPETITORS; AND
(6) OTHER FACTORS DETAILED FROM TIME TO TIME IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.


                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  April 1, 2002               ENTROPIN, INC.



                                   By /s/ THOMAS G. TACHOVSKY
                                     --------------------------------
                                     Thomas G. Tachovsky
                                     President and Chief Executive Officer









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